UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 21, 2004

Homestore, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26659	95-4438337
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

30700 Russell Ranch Road
Westlake Village, California 91362
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (805) 557-2300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
Exhibit 99.1

Item 2.02 Results of Operations and Financial Condition.

On September 21, 2004, the Company is presenting at the ThinkEquity Partners Growth Conference 2004 at the Omni Hotel in San Francisco. A copy of the slide presentation accompanying such presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Exhibits.

(c) Exhibits

99.1 Slide Presentation dated September 21, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

HOMESTORE, INC.
Date: September 21, 2004	By:	/s/ Michael R. Douglas
Michael R. Douglas
Executive Vice President and General Counsel

EXHIBIT INDEX

99.1	Slide presentation presented on September 21, 2004 at the ThinkEquity Partners Growth Conference 2004 at the Omni Hotel in San Francisco.